UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames
Surrey TW18 3AG, United Kingdom
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +44 017 8463 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Ordinary shares, par value $0.20 per share	MNK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

On May 28, 2019, as an update to the Company’s planned separation of the previously reported Specialty Generics and Amitiza® (lubiprostone) ("Amitiza") segment, the Company announced that given the strong, return-to-growth performance of the Specialty Generics business, it determined that the Amitiza product should remain with the Specialty Brands business. As a result of the planned separation, the Company has reassessed its segments based on the financial information viewed by the Chief Executive Officer, the Company's chief operating decision maker ("CODM"), for the purposes of making resource allocation decisions and assessing the performance of the business. The Company identified two reportable segments that align with the operations of the two independent publicly traded companies anticipated post-separation: (1) Specialty Brands (inclusive of Amitiza) and (2) Specialty Generics. Beginning with the Quarterly Report on Form 10-Q for the three months ended June 28, 2019, the Company's unaudited condensed consolidated financial statements will reflect this new reporting structure.
The attached Exhibit 99.1 provides recast historical financial information for each of the four quarters in fiscal 2018, the fiscal 2018 annual period and the first quarter of 2019. Given the acquisition of Amitiza during fiscal 2018, the periods prior to fiscal 2018 were not impacted by this new reporting structure. The recast historical financial information reflects the estimated impacts of the change in reportable segments which primarily serves to move the results related to Amitiza to the Specialty Brands segment from the Specialty Generics segment, in alignment with the pending Separation.
This recast historical unaudited financial information is being provided as a convenience to investors who may want to consider the effects of the new reporting structure and has no impact on the Company’s previously reported consolidated financial statements. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the corresponding periods.

Non-GAAP Financial Measures
The Company has not yet issued its unaudited condensed combined financial statements for the second quarter of fiscal 2019 reflecting the aforementioned impacts. The recast historical financial information included in Exhibit 99.1 is considered non-GAAP information and includes the segment data for the change in reportable segments, inclusive of select product line net sales.
This non-GAAP information should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being "furnished" and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Recast Historical Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	June 27, 2019	By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President and Chief Financial Officer (principal financial officer)